Acquisition (Allocation of Purchase Price, Overseas Internet Service Business) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Jul. 31, 2013 Overseas internet service company [Member]	Jul. 31, 2013 Overseas internet service company [Member] Customer relationship [Member]	Jul. 31, 2013 Overseas internet service company [Member] Technology [Member]	Jul. 31, 2013 Overseas internet service company [Member] User base [Member]
Business Acquisition [Line Items]
Cash				$ 687
Other net assets acquired, excluding intangible assets and related deferred tax liabilities				1,512
Intangible assets					3,147	535	129
Goodwill	29,509	4,628	4,580	8,319
Deferred tax liability				(1,069)
Non-controlling interest				(5,396)
Total				$ 7,864